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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 26, 2004



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                           Arlington Hospitality, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)
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                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)
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          0-15291                                        36-3312434
  (Commission File Number)                  (IRS Employer Identification Number)
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   2355 South Arlington Heights Road
 Suite 400, Arlington Heights, Illinois                            60005
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(Address of principal executive offices)                         (Zip Code)
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        Registrant's Telephone Number, Including Area Code (847) 228-5400

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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On February 26, 2004, Arlington Hospitality, Inc. (the "Company") issued a press release announcing recent discussions with the landlord of 21 of its hotel properties and providing an update with respect to its corporate line of credit. A copy of the Company's press release is attached to this current report on Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS

99.1 Press Release of Arlington Hospitality, Inc. dated February 26, 2004 Announcing Discussions with Landlord and Providing an Update with respect to its Corporate Line of Credit.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  February 27, 2004

                                              Arlington Hospitality, Inc.
                                              (Registrant)

                                              By: /s/ Jerry H. Herman
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                                                 Jerry H. Herman
                                                 Chief Executive Officer


                                              By: /s/ James B. Dale
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                                                 James B. Dale
                                                 Senior Vice President and Chief
                                                 Financial Officer